SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2004

                          THE CHALONE WINE GROUP, LTD.
                          ____________________________

             (Exact name of registrant as specified in its charter)



         CALIFORNIA                   0-13406                     94-1696731
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                                621 Airpark Road
                             Napa, California 94558
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (707) 254-4200

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1  Press  release  issued by the  registrant  dated May 14, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the Chalone Wine Group, Ltd. for the first quarter of 2004 as presented in a press release of May 28, 2004. The information in this report shall not be treated as filed for the purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 28, 2004                       The Chalone Wine Group, Ltd.
                                                   (Registrant)


                                           By:      /s/ SHAWN CONROY BLOM
                                                    _______________________
                                                    Shawn Conroy Blom
                                                    Chief Financial Officer



                                  Exhibit Index

         99.1     Press release issued by the registrant dated May 14, 2004.